As filed with the Securities and Exchange Commission on December 1, 2015
File No. 333-52711
811-08585
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 20	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 281	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on December 1, 2015 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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The Prospectus and Statement of Additional Information (including financial statements) are incorporated in Part A of this Post-Effective Amendment No. 20, by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 333-52711), as filed on April 20, 2015. This Post-Effective Amendment No. 20 does not supersede Post-Effective Amendment No. 19 filed on April 20, 2015.

A Supplement to the Prospectus, dated December 1, 2015 is included in Part A of this Post-Effective Amendment.

PART A

Supplement Dated December 1, 2015 to your Prospectus dated May 1, 2015
This supplement describes an option to defer your Annuity Commencement Date. We refer to this option as the Annuity Commencement Date Deferral Option (“Deferral Option”). This option may only be elected once.

This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option. We urge you to discuss the Deferral Option with your Financial Intermediary and tax adviser to help you determine if the Deferral Option is right for you. We are making the Deferral Option available to you because part of our long-term strategy is to pursue initiatives such as the Deferral Option to reduce the liabilities associated with our variable annuity business.

We have provided examples below of some Contract Owners who may benefit from choosing the Deferral Option and some who may not benefit. Whether you will benefit or not depends, however, on your individual circumstances and must be assessed by you and your Financial Intermediary and tax adviser.

Examples of Contract Owners Who May Benefit from Choosing the Deferral Option:

•	Those who wish to postpone annuitization or liquidation of their Contract on their Annuity Commencement Date because they do not need or want annuity payments or liquidation proceeds at that time;

•
Those who are comfortable taking the market risk (without the protection of Living Benefit, Death Benefit or other guarantees) that changes in their Contract Value after their original Annuity Commencement Date may result in:

◦	The Contract Value after their Annuity Commencement Date (for example, on their Deferred Annuity Commencement Date) being smaller than at their Annuity Commencement Date; or

◦	Leaving a smaller amount to their beneficiaries than if they annuitized or liquidated at their original Annuity Commencement Date;

•	Those who have chosen Principal First, but do not want to take advantage of the Principal First Payout Option, which will terminate if they choose the Deferral Option;

•
Those who have chosen Principal First, and are comfortable taking the risk that the Annuity Payout Options available at their Deferred Annuity Commencement Date are more valuable (for example, due to the annuity rate) than the Principal First Payout Option, which will terminate if they choose the Deferral Option;

•
Those who wish to maintain investment of their assets in a tax-deferred status with the Hartford subject to their Contract terms and the terms of the Deferral Option after the Annuity Commencement Date; and

•	Those who may otherwise consider transferring their assets to another annuity provider and restarting a Contingent Deferred Sales Charge.

Please note that the benefits of exercising the Deferral Option are not available to Contract Owners who do not choose the Deferral Option.

Examples of Contract Owners Who May Not Benefit from Choosing the Deferral Option:

•	Those who need or want annuity payments or liquidation proceeds on their Annuity Commencement Date (for example, to pay current expenses or provide income);

•
Those who wish to mitigate the market risk that continued investment (without the protection of Living Benefit, Death Benefit or other guarantees) in their Contract after their Annuity Commencement Date may result in a decline of their Contract Value;

•
Those who are receiving Automatic Income Payments and would rather liquidate or annuitize their Contract rather than take the risk that continuing to receive those payments after deferring their Annuity Commencement Date may result in termination of their Contract;

•
Those who wish to annuitize or liquidate on their original Annuity Commencement Date, rather than take the risk that, if they die during the deferral period, their beneficiaries may receive less than if the Contract had been annuitized or liquidated at their Annuity Commencement Date;

•	Those who do not wish to take the risk that laws, including tax laws, may change in ways that may diminish or eliminate advantages of deferring their Annuity Commencement Date; and

•	Those who wish to invest their proceeds in another investment rather than continue to invest their assets with Hartford subject to the Contract terms and the terms of the Deferral Option.

The following section is added immediately prior to the section titled Annuity Payouts:

Annuity Commencement Date Deferral Option (“Deferral Option”)

Who is eligible to participate in the Deferral Option?

We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), you may choose any of the available options. If one of the options available at that time is the Deferral Option and the following conditions are met, you may elect the Deferral Option:

•	You own one or more of the following series of contracts[1] issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company:
Director Access Series I/IR
Director Choice Access Series I/IR
Putnam Hartford Capital Access Series I/IR
Select Dimensions Asset Manager Series I/IR
Hartford Leaders Access Series I/IR

•	You have not elected the Deferral Option previously;

•	The Deferral Option has not been withdrawn by The Hartford;

•
We have not received a death notification on the Contract. (In addition, if a death that triggers a Death Benefit under the Contract occurs before we process your request for the Deferral Option, you and your Beneficiary(ies) will not be eligible for the Deferral Option);

•	No death that triggers a Death Benefit under the Contract occurs before your Annuity Commencement Date;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	We have not previously received a separate full Surrender request from you;

•	The state in which your Contract was issued has approved the Deferral Option rider;

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We must receive your signed Annuity Commencement Date Deferral Option Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•
The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant's 90th birthday); and

1 For purposes of this Supplement, we use the word “Contract” to mean a contract or certificate, as applicable.

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.

If, on the Annuity Commencement Date, you are not eligible to defer your Annuity Commencement Date to the Annuitant’s 100th birthday, your Contract will annuitize using the default annuitization option outlined in your Contract unless you have provided us with In Good Order instructions to the contrary.

This supplement to your prospectus is being provided to all Contract Owners at this time, but does not signify approval of the Deferral Option rider by any state and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.

If you are eligible for the Deferral Option and if you properly elect the Deferral Option, no changes will be made to your contract until the Annuity Commencement Date. On that date, the following changes will occur:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");

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The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value on the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

•	The Earnings Protection Benefit (i) will be terminated in its entirety; and (ii) the charge for that benefit will no longer be assessed;

•
The Hartford’s Principal First rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under that rider (i) will be terminated in its entirety; (ii) the charge for that rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If however you are receiving Automatic Income Payments under The Hartford’s Principal First rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value;

•	You may not transfer money into your Contract through a 1035 exchange, direct transfer or direct rollover unless the request to transfer money was received prior to the Election Period; and

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The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.
You are not required to elect the Deferral Option and you do not need to take any action if you do not want to elect the Deferral Option.

We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.

Please carefully review the Tax Considerations section of the prospectus for additional information.

This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.

Other Considerations

•
We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

•
It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract.  Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser.  In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

•
It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value;

•	Whether you have other assets to meet your future income needs;

•
Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the annuitization option in The Hartford’s Principal First rider or reverse any other changes made to your Contract on the original Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and

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If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with period certain of ten years. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

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EXAMPLE:

This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.

This example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.

This example assumes that on the Annuity Commencement Date:

The annuitant is age 90.
Your Contract Value is $250,000.
Your investment (tax basis) in your Contract is $175,000.
Your Contract is non-Qualified.

The amounts shown in this example will vary depending on the annuitization option chosen and whether you elect variable payouts, fixed payouts or a combination of variable and fixed payouts. In addition, the exclusion ratio depends on factors including your investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on your life expectancy at the time annuity payments begin.

As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the original Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:

•	Your assumed net rate of return for this period;

•	The amount that you would pay in taxes related to this amount; and

•	Potential changes in laws including tax laws that may affect your investment and taxes.

Total and taxable amounts if you choose to annuitize your Contract on your Annuity Commencement Date:

To calculate the total and taxable amounts, this example assumes:
You elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
Your annual payment is equal to $29,637.
Based on these assumptions:
Your exclusion ratio is 0.5905 ($175,000 divided by ($29,637 times 10)).
The annual excludable amount is $17,500 ($29,637 times 0.5905). The annual taxable amount is $12,137.
After 10 years, you will receive total payments of $296,370 of which $121,370 is taxable.
Total and taxable amounts if you elect the Annuity Commencement Date Deferral Option and defer your Annuity Commencement Date to age 100:

This example assumes:

Your Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.

Based on this assumption, your Contract Value at age 100 is $370,061.

If you die at age 100 and a Death Benefit is payable:
Your beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 ($370,061 minus $175,000) of the amount is taxable to the beneficiary.
If you annuitize at age 100 and elect the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
Your annual payment is equal to $43,870.
Based on this assumption:
Your exclusion ratio will be 0.3989 ($175,000 divided by ($43,870 times 10)).
Your annual excludable amount is $17,500 ($43,870 times 0.3989).
Your annual taxable amount is $26,370.
After 10 years, you will receive total payments of $438,700, of which $263,700 is taxable.
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The following definitions are added in alphabetical order to the Definitions section:

Deferred Annuity Commencement Date - The Annuitant’s 100th birthday.

Financial Intermediary - The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.

Qualified Contract - A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.

In Good Order - Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or facsimile. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
The following language is added (i) as the last paragraph in the sub-section Will Hartford pay a Death Benefit? in the Highlights section and (ii) as the last paragraph in the sub-section titled What is the Death Benefit and how is it calculated? of the Death Benefit sub-section of The Contract section:

If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit or optional Death Benefits apply. All optional Death Benefits and Earnings Protection Benefit and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.

The following language is added (i) as the second to last paragraph in the sub-section titled What charges will I pay on an annual basis? in the Highlights section and (ii) as a new paragraph immediately following the sub-section titled Earnings Protection Benefit Charge in the sub-section Charges against the Funds in the section titled The Contract:
If you elect the Deferral Option, then upon the original Annuity Commencement Date, the Hartford’s Principal First, the Optional Death Benefit and the Earnings Protection Benefit riders are terminated and the associated rider charges will no longer be assessed.

The following language is added: (i) after the second paragraph in the section titled What Annuity Payout Options are Available? in the Highlights section and (ii) in the Annuity Payouts section immediately before Proof of Survival section:

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On or about February 1, 2016, we will allow eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section.

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For Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain Annuity Payout Options will be five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date, the minimum periods for the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments for a Period Certain Annuity Payout Options will be ten years.

•
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for ten years.

The following section is added after the section titled What Annuity Payout Options are Available? in the Highlights section:

Can I defer my Annuity Commencement Date?

If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Form In Good Order during the Election Period. The Election Period begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date. The Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option.

The following is added as the last paragraph to the section titled Spousal Contract Continuation section:

If you elect the Deferral Option and if your Spouse continues the Contract after the original Anniuty Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.

The following is added after the table titled If death occurs before the Annuity Commencement Date in the section titled Who will receive the Death Benefit?:

If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.

The following replaces the first paragraph under When do you want Annuity Payouts to begin? in the Annuity Payouts section:

You selected an Annuity Commencement Date when you purchased your Contract or it can be selected at any time before you begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the annuitant reaches age 90, (unless you choose the Deferral Option, described above) the Contract will automatically be annuitized. If you purchased your Contract in New York, you must begin Annuity Payouts before your Annuitant’s 91st birthday (unless you choose the Deferral Option, described above). If this Contract was issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date is the Annuitant's 100th birthday except in New York and Pennsylvania, where the Annuity Commencement Date is the Annuitant’s 90th birthday.

The following paragraph is added as the second paragraph in the section titled 1. When do you want Annuity Payouts to begin? in the Annuity Payouts section:
If you elect the Deferral Option, you may defer your Annuity Commencement Date to the fifteenth day of any month before or including the month of the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.

If you elect the Deferral Option, the reference to the sub-section titled The Hartford’s Principal First Payout Option in the Annuity Payouts section is deleted in its entirety.

The following is added at the end of the Automatic Annuity Payments bullet of the Important Information sub-section of the Annuity Payouts section:

For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.

This Supplement should be retained with your Prospectus for future reference.

HV-7619

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Principal Underwriter Agreement.(2)
	(3)	(b) Form of Dealer Agreement.(2)
	(4)	(a) Form of Individual Flexible Premium Variable Annuity Contract.(1)
	(4)	(b) Principal First(4)
	(4)	(c) Optional Death Benefit(4)
	(4)	(d) Amendatory Rider (Annuity Commencement Date Deferral Option)
	(5)	Form of Application.(1)
	(6)	(a) Certificate of Incorporation of Hartford.(3)
(b) Amended and Restated Bylaws of Hartford.(7)
	(7)	Form of Reinsurance Agreement.(5)
	(8)	Form of Fund Participation Agreement.(6)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consent of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

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(1)	Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-73570, dated May 1, 1995.

(2)	Incorporated by reference to Post Effective Amendment No. 3, to the Registration Statement File No. 33-73570, dated April 29, 1996.

(3)	Incorporated by reference to Post Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(4)	Incorporated by reference to Post Effective Amendment No. 30, to the Registration Statement File No. 333-69487, dated April 23, 2012.

(5)	Incorporated by reference to Post-Effective Amendment No. 27, to the Registration Statement File No. 33-73570, filed on April 12, 1999.

(6)	Incorporated by reference to Post Effective Amendment No. 2, to the Registration Statement File No. 333-91921, filed on April 25, 2000.

(7)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-176150, filed on April 25, 2014.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell (1)	Vice President
Ellen T. Below (1)	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage (1)	Senior Vice President
Michael R. Chesman (1)	Senior Vice President, Director of Taxes
Robert A. Cornell (1)	Actuary, Vice President
Csaba Gabor (1)	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson (1)	President, Chairman of the Board, Director*
David R. Kryzanski	Vice President
Lisa S. Levin (1)	Corporate Secretary
Vernon Meyer (2)	Senior Vice President
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar (1)	Senior Vice President, Director*
Robert W. Paiano (1)	Treasurer, Senior Vice President, Director*
Lisa M. Proch (1)	Chief Compliance Officer of Talcott Resolution, Vice President, Assistant General Counsel
David G. Robinson (1)	Executive Vice President, General Counsel
Peter F. Sannizzaro (1)	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa (1)	Vice President

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Unless otherwise indicated, the principal business address of each of the above individuals is 200 Hopmeadow Street, Simsbury, CT 06089.

*	Denotes Board of Directors.

(1) Address: One Hartford Plaza, Hartford, CT 06155

(2) Address: 100 Mastonford Road, Radnor, PA 19087

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement File No. 333-176150, filed on April 20, 2015.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of September 30, 2015, there were 1,670 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:
Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company - Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One

(b) Directors and Officers of HSD

POSITIONS AND OFFICES
NAME                    WITH UNDERWRITER

Diana Benken                Chief Financial Officer, Controller/FINOP
Michael Chesman (1)                Senior Vice President, Director of Taxes
Christopher S. Conner                 AML Compliance OFficer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (2)            President, Chief Executive Officer, Director
Andrew Diaz-Matos (1)             Vice President
Donald C. Hunt (1)                Vice President
Kathleen E. Jorens (1)                Vice President, Assistant Treasurer
Aidan Kidney (1)                Chairman of the Board, Senior Vice President, Director
Diane Krajewski (3)                Director
Robert W. Paiano (1)                Senior Vice President, Treasurer
Mark M. Sosha (1)                 Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is 200 Hopmeadow Street, Simsbury, CT 07089.

(1) Address: One Hartford Plaza, Hartford, CT 06155
(2) Address: 500 Bielenberg Drive, Woodbury, MN 55125
(3) Address: 1 Griffin Road North, Windsor, CT 06095-1512

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut
06089.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this
Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on December 1, 2015.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	December 1, 2015

EXHIBIT INDEX
(4)(d)	Amendatory Rider (Annuity Commencement Date Deferral Option)
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consent of Deloitte & Touche LLP
(99)	Power of Attorney